Exhibit 99.2

NASDAQ: DCOY decoytx.com DECOY therapeutics One drug. Many viruses. Many people June 2026 Corporate Presentation

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Decoy Therapeutics Inc. ("Decoy" or the "Company"), including statements regarding the expected achievement of milestones for its lead assets and the future prospects of the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on the current beliefs of the Company's management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "can," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are inherently uncertain and are subject to significant known and unknown risks, uncertainties and other factors, many of which are beyond the Company's control. They are based on the Company's current beliefs and on assumptions that may not prove to be accurate, and they are not guarantees of future performance. These statements should not be relied upon as predictions of future events or performance, and there can be no assurance that any forward-looking statement will be achieved or that the underlying events or results will occur. Actual results, performance or achievements could differ materially from those expressed or implied by any forward-looking statement as a result of various factors, including, without limitation, risks and uncertainties relating to the Company's business, financial condition and capital requirements, including its need for and ability to obtain additional financing; its research, development, preclinical and clinical programs, including its product candidates and the IMP3ACT platform; regulatory processes and approvals; competition; its intellectual property; its ability to maintain the listing of its securities on Nasdaq; and the other risks and uncertainties described under "Risk Factors" in the Company’s Annual Report on Form 10 K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026, as amended by its Form 10 K/A, filed with the SEC on April 30, 2026, and as updated or supplemented by its subsequent Quarterly Reports on Form 10 Q, including the Form 10 Q filed on May 8, 2026 and other filings with the SEC. Readers are urged to carefully review and consider the various disclosures made by the Company in its reports filed with the SEC, including its filings with the SEC. The forward-looking statements in this presentation speak only as of the date of this presentation, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. DECOY THERAPEUTICS

INVESTMENT HIGHLIGHTS

One drug.
Many viruses.
Many people.

A revolutionary multi-viral platform built on **Designable Multi-Antivirals (D-MAV™)** — enabled by proprietary rapid synthesis and ML/AI.

2 in 2
Two clinical programs in 24 months

250+
Human-infecting viruses
One conserved target; current programs designed to address up to 70%+ of annual virus positive respiratory viral infections.

$6.5M
Non-dilutive funding[1]
Funding from leading global health, technology and government organizations.

$5.7B
Paxlovid 2024 annual sales
Large, persistent antiviral market; mutation & resistance drive demand for differentiated solutions.

$9.2B
Cidara acquisition
Big pharma is buying multi-viral antiviral platforms.

1 Gates Foundation, BARDA, NVIDIA Inception Program, CARE, Google Cloud

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THE D-MAV PLATFORM · VIRAL FUSION INHIBITION A single conserved target transforms antiviral discovery, development & use Viral Fusion Inhibition THE TARGET HOW IT WORKS Viral membrane Human cell membrane D-MAV's target is structurally conserved across 250+ human-infecting viruses and is essential to the first step in viral infection. ENABLES One Drug – Multi Virus ONE DRUG MULTIPLE VIRUSES WHAT IT UNLOCKS 1 Broadly conserved target MOA 2 Higher barrier to viral escape 3 Designable and adaptable 4 Scalable across viral families and the world DECOY THERAPEUTICS 4

MULTI-ANTIVIRAL BUSINESS MODEL Formulation as pipeline: Multiple products from one multi-viral API1 Leverage shared supply chain and safety record with multiple formulations designed to the medical need Upper Respiratory Tract Deep Lung Systemic & Lymphatic 1 1Active Pharmaceutical Ingredient Effective against multiple viruses Single supply chain and safety profile Multiple Drug Products Tailored to indication biology by formulation, device & delivery route to prevent off-label use DECOY THERAPEUTICS 5

THE IMP^{3}ACT^{TM} ENGINE

D-MAVs are designed at unprecedented speed

Our AI/ML design-build-test-learn loop generates lead candidates in weeks to months — implemented on Google Cloud.


GENERATION 0
Dimeric 'wild-type'
fusion inhibitor
GENERATION 5
Monomeric optimized
fusion inhibitor
DESIGN·BUILD·
TEST·LEARN
AI/ML structure modeling
'Single Shot' synthesis
Rapid antiviral testing
Fewer than 100 D-MAVs
from start to lead
L
E
V
Q
N
I
A
K
L
E
V
Q
ψ

IMPROVEMENTS

- ✓ Simplified chemical structure
- ✓ Optimized for enzymatic resistance
- ✓ Enhanced linker chemistry for greater stability

RESULTS

- Low-nanomolar antiviral activity
- No protease breakdown @ 24h in plasma predicts improved in vivo half life
- 2× aqueous solubility
- Improved manufacturability at scale

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D-MAV PIPELINE Targeting up to 70% of serious respiratory viral infections Program Indication Discovery Preclinical Phase 1 Phase 2 Key Highlights DCOY-CoV Broad-Acting Fusion Inhibitor Pan-coronavirus protection for high-risk & immunocompromised - Gates Foundation funding development to IND - Phase 1 study 2H 2027 DCOY-TRI Broad-Acting Fusion Inhibitor Pan-flu; Pan-coronavirus; Pan-RSV family; Related viruses - Multi-family activity achieved Q1 2026 Stealth Programs Global Health Challenges AI/ML-assisted design catalyzes lead discovery feeding defined, efficient clinical path DECOY THERAPEUTICS 7

LEAD PROGRAM · DCOY-CoV

Pan-coronavirus D-MAV Lead targeting high-risk patients

Advancing toward a Phase 1 study expected to commence 2027

U.S. ANNUAL BURDEN		MARKET VALIDATION	CORE MARKET
~290K-450K	~34K-53K	$5.7B	20M
Hospital Admissions	Deaths	Paxlovid sales 2024	Immune compromised US + EU

01 Designed for high-risk patients
Immunocompromised population with limited options for coronavirus prevention and treatment

02 Broad coverage, durable activity
In vitro activity against all tested human coronaviruses; in vivo efficacy supporting both prevention and treatment

03 Self-administered, inhaled antiviral
Nasal delivery to the seat of infections for both prophylactic and early post-infection

04 Flexible, differentiated product profile
Highly differentiated product attributes that meet medical needs across the disease cycle

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LEAD PROGRAM · DCOY-CoV

Pan-coronavirus activity from a single D-MAV

DCOY-CoV Pan-Coronavirus Activity Heat Map

IC50 in antiviral assays — 1st generation vs. optimized Lead Candidates


IC50 Key
< 5 nM
5- 50 nM
50-100 nM
100-500 nM
500-1000 nM
More active
Less active
1st Gen
Lead Candidates
Candidate
101
G5-1
G5-2
G5-3
G5-4
SARS-CoV-2
WT
JN.1
KP.3
Other
MERS
OC43
TBD
TBD
TBD
TBD
Picomolar level activity

Very Robust Results

- Nanomolar activity
- All known human coronaviruses tested
- Multiple candidates
- Multiple CROs, assay types, and manufacturing lots

Same target sequence and structure found in non-human coronaviruses

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LEAD PROGRAM · DCOY-COV Highly effective in vivo, pre- and post-viral exposure Once daily intra-nasal (IN) dosing prevents and treats SARS-CoV-2 infections in nose & lungs for up to 36 hours post exposure PRE-EXPOSURE PROPHYLAXIS (PREP) Body weight change (%) daily dosing from 2 days pre-exposure Body Weight Change (%) 2 0 -2 -4 -6 0 1 2 3 4 5 6 7 All treated groups statistically significant vs. control Treated Control Study day Daily nasal administration Treated animals: no symptoms. Controls lost 4–6% body weight POST-EXPOSURE PROPHYLAXIS (PEP) Lung viral load (log10 copies/mg) · dosing after exposure Lung Viral Load (Log10 Copies/mg) 102 103 104 105106 107 G1 Control G2-PrEP G3-PEP+2 G4-PEP+12 G5-PEP+24 G5-PEP+36 Significant log reduction 36h post-challenge MOUSE PK Nasal cavity Lung Plasma AUClast 58.2 297.4 1.6 t½ (hr) 21 7 4.5 Complete protection Daily intranasal dosing gave complete protection vs. infection by Day 2. Continuous antiviral shield ~24h half-life → steady-state accumulation with trough Cmin >> antiviral IC50. Potential for less frequent dosing Protease-protected leads likely have greater half-life — potential once-daily protection. DECOY THERAPEUTICS 10

LEAD PROGRAM · DCOY-CoV An evolving COVID market EMERGING MARKET STRUCTURE MPro inhibitors (Paxlovid) $5.7B1 Established, effective standard of care (SOC) for non-drug/drug interaction (DDI) patients; next-gen entrants moving into high risk/DDI patients and Pre-Exposure Prophylaxis (PEP) KEY ENTRANTS Paxlovid(PFE) Global Marketed Xocova(Shionogi) US, Japan Marketed Ibuzatrelvir(PFE) Phase 3 Ratutrelvir(TRAW) ) Phase 2 Prophylactic mAb $1.5B2 Vaccine-comparable 3–6 months Pre-Exposure Prophylaxis (PrEP), positioned as a vaccine substitute for both IC and healthy patients. KEY ENTRANT VYD2231(IVVD) Phase 3 FDA Fast Track 1 Paxlovid Sales 2024 2 Equity analyst peak forecast sales, available on request. DECOY THERAPEUTICS 11

LEAD PROGRAM · DCOY-CoV DCOY-CoV’s profile is highly differentiated, including pan-coronavirus activity In vitro activity against multiple viral families COMPETITIVE DIFFERENTIATION Prophylactic mAb Treatment MPro DCOY-CoV Target point of infection ✕ ✕ ✓ First step of infection ✓ ✕ ✓ Extended activity ✓ ✕ ✓ Limited systemic exposure ✕ ✕ ✓ Self-admin ✕ ✓ ✓ Shelf stable ✕ ✓ ✓ Pan-Coronavirus ✕ ? ✓ PrEP / PEP / Treatment potential ✕ ✕ ✓ Host transmission control potential ✕ ✕ ? Potential to address multiple novel severe viral threats ✕ ✕ ✓ ✓ Advantage ✕ No ? Unknown / TBD DECOY THERAPEUTICS 12

SECOND PROGRAM · DCOY-TRI

A single D-MAV targeting multiple respiratory viral families

Pan-Flu + Pan-Coronavirus + Pan-Paramyxovirus: majority of severe virally-driven lower respiratory tract infections

U.S. ANNUAL BURDEN

~1.59M

Combined Annual Hospitalizations (Flu + Covid +RSV)[1]

~138.5K

Deaths[1]

SCOPE OF DISEASE

55-70%

of of virus-positive adult respiratory infections[2]

01 Majority of severe respiratory disease

Targets pan-flu, pan-coronavirus, and pan-RSV which together account for the majority of virally-driven lower respiratory tract infections

02 Single antiviral across multiple viruses

Targets shared fusion-inhibition mechanism conserved across structurally similar viral entry machinery

03 Self-administered, inhaled antiviral

Nasal or pulmonary delivery enables localized respiratory protection

04 Large, established global market

Recurring annual healthcare burden with limited broadly effective antiviral options

1. CDC: https://www.cdc.gov/respnet/dashboard/index.html#:~:text=It%20is%20estimated%20that%20these,counties%20or%20county%20equivalents%20in%3A
2. Jain, S., et al. (CDC Centers for Disease Control and Prevention Etiology of Pneumonia in the Community Study Group). (2015). Community-Acquired Pneumonia Requiring Hospitalization among U.S. Adults. *New England Journal of Medicine*, 373(5), 415-427

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SECOND PROGRAM · DCOY-TRI

In vitro results show broad activity across respiratory virus families

Targeting conserved viral fusion is highly effective across **Class I fusion** respiratory viruses.
Breadth conserved **across multiple D-MAVs.**

CORONAVIRUS
- SARS-CoV-2 ■
- SARS ■
- MERS ■
- OC43 (seasonal) ■
- NL63 (seasonal) ■
- 229E (seasonal)

PARAMYXOVIRUS
- RSV A/B ■
- hMPV
- hPIV3 ■
- Nipah ■
- Measles ■

INFLUENZA
- H5N1 (avian, pandemic potential) ■
- H3N2 (seasonal)
- Influenza B
- Influenza C

■ Sub-µM activity achieved with **multiple** D-MAVs (no single molecule yet covers all)

PROOF OF CONCEPT
A lead DCOY-COV candidate already has nanomolar corona *and* influenza activity

Candidate G5-1 · IC50 in pseudotype assay

Virus	IC50
SARS-CoV-2 WT (D614G)	100–500 nM
JN.1	50–100 nM
KP.3	50–100 nM
MERS	500–1000 nM
OC43	5–50 nM
Influenza H5N1	100–500 nM

IC50
- 5–50 nM
- 50–100 nM
- 100–500 nM
- 500–1000 nM

THE TASK AHEAD
From many D-MAVs to one broadly active D-MAV

D-MAV · coronavirus
D-MAV · paramyxovirus
D-MAV · influenza
→ **1** DCOY-TRI single, broadly active D-MAV

3 distinct design strategies in progress

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DEVELOPMENT PATH

2 Programs in the clinic in 24 months — human POC via Challenge Model

Human challenge studies significantly de-risk the path market approval

Traditional path	3–5 yrs to POC	
Decoy challenge path	Human POC ~2 yrs of FIH	

Speed to data — Human POC at ~ 2yrs from FIH

Lower capital — Fast, localized challenge models

High success rates — ID > other TAs, Ph1→approval

	Q2–Q3 2026	Q4 2026	2027 H1	2027 H2	2028 / 29
DCOY-CoV Lead · Pan-coronavirus	Lead selection	In vivo efficacy · PK/Tox	★ IND / CTA filing	★ Initiate FIH · Phase 1	Base case: Mid-2029 ★ Challenge Study POC
DCOY-TRI 2nd · Flu + CoV + Paramyxo	✓ Multi-family activity	Additional cross-family data	Multiple lead ops ID'd	Lead op in progress	★ IND/CTA filing (2028)

★ Major value-inflection milestones · Both programs to clinical readiness within 24 months, powered by the IMP³ACT platform

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Proven Development Expertise with Multiple Drugs Approved Across Therapeutic Areas JAVELIN LEHMAN BROTHERS Rick Pierce, CEO Investment Banking, Serial Biotech Entrepreneur ADVAXIS IMMUNOTHERAPIES TMActive Care Mark Rosenblum CFO ActiveCare, Advaxis, Haskin & Sells (Deloitte) MILLENIUM CHIRON BAYER BAYER Takeda Barb Hibner, PhD CSO Bayer, Chiron, Takeda Alkermes ACORDA THERAPEUTICS Michael Lipp, PhD CTO Alkermes, Acorda, Nocion MERCK VERTEX Takeda Peter Marschel, MS MBA CBO Merck, Vertex, Takeda Brad Pentelute, PhD SAB Chair, Tech Advisor Prof of Chemistry, MIT Bob Langer, Sc.D SAB Member David H. Koch Institute Professor DECOY THERAPEUTICS 16

Why Now? 2 in 2 Two clinical programs in 2 years. Human POC in 24 months from FIH. THE DECOY DIFFERENCE A designed multi-antiviral platform with two programs running in parallel to human proof of concept. Speed without shortcuts. Capital allocated to the molecules most likely to work. $9.2B Cidara / Merck Category Validated Major pharma is buying multi-viral antiviral platforms. $5.7B Paxlovid 2024 annual sales Market Proven Demand for next-generation anti virals is established and persistent. $6.5M non-dilutive Independently Funded Gates Foundation, BARDA, NVIDIA, and CARE backing the work. IMP³ACT platform Engine Built Designability, single-shot synthesis, and manufacturing path in place. One drug. Many viruses. Many people. DECOY THERAPEUTICS 17

NASDAQ: DCOY decoytx.com DECOY therapeutics One drug. Many viruses. Many people Thank You!